UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2014

PARKER DRILLING COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-7573	73-0618660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 406-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective July 31, 2014, the board of directors of Parker Drilling Company (the “Company”) amended and restated the Company’s By-laws (as amended and restated, the “By-laws”) to, among other things:

•	clarify that special meetings of the stockholders called by the Company’s board of directors require approval by a majority of the entire board pursuant to a board resolution;

•	remove the ability of any vice-president of the Company to call a special meeting of stockholders;

•	allow for notices of stockholders’ meetings to be sent via electronic mail;

•	increase the outer limit on time during which notice of a stockholders’ meeting may be provided to stockholders from fifty days to sixty days prior to the meeting;

•	allow the chairman to adjourn a stockholders’ meeting at any time, whether or not a quorum is present;

•	clarify that in order to properly bring forth business or nominate a director at an annual meeting, a stockholder must be a stockholder of record at the time of giving notice, on the record date with respect to such meeting and on the date of the meeting and must otherwise comply with the procedural requirements set forth in the By-laws;

•	clarify that the advance notice provisions of the By-laws are the exclusive means for a stockholder to submit business before a meeting of stockholders (other than matters properly brought under Rule 14a-8 of the Securities and Exchange Commission’s proxy rules, which contains its own procedural requirements);

•	require that a stockholder proponent and any beneficial owner on whose behalf the nomination or proposal is made fully disclose all ownership interests, including derivatives, hedged positions and other economic and voting interests, and disclose full information regarding any nominees for election as director; and

•	permit the Company to require director nominees to complete a written questionnaire in a form provided by the Company and make representations to the Company that he or she will not enter into any voting commitment or other compensatory arrangement with a third party without first disclosing such commitment or arrangement to the Company.

The foregoing description of the By-laws does not purport to be complete and is qualified in its entirety by reference to the By-laws, a copy of which is being filed with this report as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-laws dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: August 1, 2014	By:	/s/ Jon-Al Duplantier
Jon-Al Duplantier
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated By-laws dated July 31, 2014.

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